UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          May 22, 2008
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                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-13703                                         13-3995059
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 (Commission File Number)                      (IRS Employer Identification No.)

1540 Broadway; 15th Floor
   New York, New York                                      10036
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  (Address of Principal                                  (Zip Code)
    Executive Offices)

                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (e) At the 2008 Annual Meeting of Stockholders held on May 22, 2008, the stockholders of Six Flags, Inc. (the "Company") approved the 2008 Stock Option and Incentive Plan (the "Plan"). The Plan will remain in effect until March 21, 2018, unless sooner terminated in accordance with its terms. Under the Plan, the Compensation Committee of the Company's Board of Directors may grant non-qualified stock options, incentive stock options, stock appreciation rights, and shares or rights to purchase shares to key employees (including, but not limited to, officers and directors who are employees) of the Company and its subsidiaries. In addition, directors who are not employees of the Company or its subsidiaries are also eligible for grants of options under the Plan. A total of 3,250,000 shares of the Company's common stock may be issued pursuant to the Plan.

         A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Additional information about the Plan can be obtained in the Company's definitive proxy statement on Schedule 14A for the 2008 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on April 9, 2008, in the section entitled "Proposal 3: Approval of the 2008 Stock Option and Incentive Plan."

Item 9.01.    Financial Statements and Exhibits.

        (d)       Exhibits


        10.1         Six Flags, Inc. 2008 Stock Option and Incentive Plan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SIX FLAGS, INC.



                                              By:  /s/ James M. Coughlin
                                                 -------------------------------
                                                  Name:  James M. Coughlin
                                                  Title: General Counsel

Date:  May 28, 2008

                                  EXHIBIT INDEX


                                                                   Paper (P) or
Exhibit No.                     Description                       Electronic (E)
----------- ---------------------------------------------------- ---------------
    10.1    Six Flags, Inc. 2008 Stock Option and Incentive Plan        E